SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2004

                        Commission File Number: 000-49620

                                  Cobalis Corp.
                                  -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              91-1868007
------                                                              ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, CA                                    92614
---------------------------------------                                   -----
(Address of principal executive offices)                             (Zip Code)


                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 8.01  OTHER EVENTS.
------------------------

On December 1, 2004, our independent auditor, Stonefield Josephson, Inc., Certified Public Accountants, notified Cobalis Corp., a Nevada corporation (the "Registrant"), of certain errors contained in the quarterly report on Form 10-QSB for the period ended September 30, 2004 as filed on November 24, 2004. That report was filed prior to Stonefield Josephson completing their review and contains several errors, including the following:

     o the valuation of certain warrants and common stock granted to non-employees were computed incorrectly and consequently the related expense amount was incorrectly recorded;
     o information contained in the SAFS 148 disclosure was incorrect and the required information for the three months ended September 30, 2004 was not presented in the Form 10-QSB;
     o the fair value of warrants granted to outside consultants should be amortized over the service period instead of the vesting period in accordance with SFAS 123;
     o Note 8 regarding Restatement of Prior Year Financial Statements should included the restated information for the three months ended September 30, 2003; and
     o the Registrant did not disclose that its independent auditors had not reviewed the financial statements pursuant to Statement on Auditing Standards No. 100, Interim Financial Information (SAS 100).

The Registrant filed an amended report on Form 10-QSB/A for that period on December 9, 2004. In that amended report, the Registrant undertook to correct the items listed above. In addition, that amended report was reviewed by Stonefield Josephson, Inc. prior to filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Cobalis Corp.

December 13, 2004                 By: /s/ Chaslav Radovich
                                      -----------------------------------
                                      Chaslav Radovich, President